[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                        VANGUARD(R) OHIO TAX-EXEMPT FUNDS
                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 27, 2003

FUND MANAGERS
Effective August 4, 2003, Pamela Wisehaupt Tynan has assumed the role of Fund Manager for Vanguard(R) Ohio Tax-Exempt Money Market Fund, and John M. Carbone has assumed the role of Fund Manager for Vanguard(R) Ohio Long-Term Tax-Exempt Fund. The Funds' investment objectives, strategies, and policies remain unchanged.

The Plain Talk(R) titled "The Funds' Adviser" is replaced with the following:

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed portfolio investments since 1978; has been with Vanguard since 1981; and has overseen all the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

PAMELA WISEHAUPT TYNAN, Principal of Vanguard. She has worked in investment management for Vanguard since 1982; has managed portfolio investments since 1987; and has managed Vanguard Ohio Tax-Exempt Money Market Fund since 2003. She previously served as manager for this Fund from 1990-1996. Education: B.S., Temple University; M.B.A., St. Joseph's University.

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1986; has managed portfolio investments since 1991; and has been with Vanguard since 1996; and has managed Vanguard Ohio Long-Term Tax-Exempt Fund since 2003. Education: B.S., Babson College; M.B.A., Southern Methodist University.












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Vanguard Marketing Corporation, Distributor.                         PS96 082003